Ex 10.5

FIRST AMENDMENT
TO
INVESTOR RIGHTS AGREEMENT

This First Amendment (this “Amendment”) to Investor Rights Agreement (the “Agreement”), dated as of May 18, 2009,  is made as of April 30, 2012, by and among Central European Media Enterprises Ltd., a Bermuda company (the “Company”), Ronald S. Lauder, RSL Savannah LLC, a Delaware limited liability company (“RSL Savannah”), RSL Capital LLC, a New York limited liability company (“RSL Capital”), RSL Investments Corporation, a Delaware corporation (“RSL CME LP” and, together with Ronald S. Lauder, RSL Savannah, RSL Capital and the RSL Permitted Transferees (as defined in the Agreement), the “RSL Investors”), Time Warner Media Holdings B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands (“TW” and, together with the TW Permitted Transferees (as defined in the Agreement), the “TW Investors”). All capitalized terms used in this Amendment which are not herein defined shall have the same meanings ascribed to them in the Agreement.

WHEREAS, the Company, Ronald S. Lauder and RSL Capital are parties to that certain Subscription Agreement, dated as of the date hereof (the “RSL Subscription Agreement”), pursuant to which the Company has agreed to issue to RSL Capital two million (2,000,000) Class A Common Shares (the “RSL Subscription Shares”);

WHEREAS, the Company and TW are parties to that certain Subscription and Equity Commitment Agreement, dated as of the date hereof (the “TW Subscription Agreement”), pursuant to which the Company has agreed, among other things, to sell to TW Class A Common Shares as specified therein (the “TW Subscription Shares”); and

WHEREAS, the undersigned desire to amend certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.         Definitions.  Section 2 of the Agreement shall be amended, effective as of the date hereof, by:

(a) deleting the term “New Stock” and the corresponding definition;

(b) replacing the term “RSL Excluded Shares” with the following definition:

“RSL Excluded Shares” means (i) shares from time to time held of record by Time Warner Inc. or one of its subsidiaries, (ii) the 1 Class A Common Share beneficially owned by Richard Rich and (iii) the 105,231 Class B Common Shares beneficially owned by RAJ Family Partners, L.P. and any Class A Common Shares such shares are converted into”;

(c)  adding the term “First Amendment Date” with the following meaning:

“First Amendment Date” means April 30, 2012”;

(d) adding the term “Loan Disbursement Date” with the following meaning:

“Loan Disbursement Date” has the meaning set forth in the TW Subscription Agreement”;

(e)  adding the term “TW Subscription Agreement” with the following meaning:

“TW Subscription Agreement” means the Subscription and Equity Commitment Agreement dated as of April 30, 2012 by and between the Company and TW”; and

(f)  adding the term “TW Subscription Shares” with the following definition:

“TW Subscription Shares” means the Class A Common Shares purchased by TW pursuant to Article I of the TW Subscription Agreement.”

2.         Section 3.2.  Section 3.2 of the Agreement shall be amended, effective as of the date hereof, by replacing clause (e) with the following:

“(e)           Each TW Investor and each RSL Investor agrees and acknowledges that, concurrently with the closing of the issuance and sale to TW of the TW Subscription Shares, such TW Investor and RSL Investor shall, and shall cause their respective Affiliates to, convert all Class B Common Shares held by any TW Investor and RSL Investor, respectively, into Class A Common Shares and that such conversion shall be treated as an automatic election by such TW Investor and RSL Investor to, and cause their respective Affiliates to, convert such Class B Common Shares into Class A Common Shares under Section 3(4) of the Company’s Bye-laws and the Company hereby agrees that, upon any such conversion, it shall amend its register of shareholders to reflect that conversion.”

3.         Section 6.1(a).  Section 6.1(a) of the Agreement shall be amended, effective as of the closing of the issuance and sale to TW of the TW Subscription Shares, by being replaced in its entirety with the following:

“(a)   For so long as the TW Investors and their Affiliates beneficially own, directly or indirectly, at least 25% of the TW Shares (as adjusted for splits, combination of shares, reclassification, recapitalization or like changes in capitalization and whether such TW Shares are in the form of Class A Common Shares or Class B Common Shares), the RSL Investors shall not, and shall cause their respective Affiliates not to, vote any Equity Securities beneficially owned by such Persons, respectively, in favor of, or consent to, the issuance by the Company of any Equity Securities (including, for the avoidance of doubt, any options, warrants, securities or other instruments that are directly or indirectly convertible into, or exercisable or exchangeable for, shares or other equity interests of the Company) other than (i) Class A Common Shares, (ii) options, warrants, restricted stock units and other similar securities exercisable for or convertible into Class A Common Shares which are issued to employees, officers, directors and consultants of the Company or any of its subsidiaries pursuant to employee benefit, stock option, stock option exchange and stock purchase plans maintained by the Company up to such amounts under such plans as are approved by the Board or (iii) to TW pursuant to the TW Subscription Agreement.”

4.         Section 6.2.  Section 6.2 of the Agreement shall be amended, effective as of the closing of the issuance and sale to TW of the TW Subscription Shares, by being replaced in its entirety with the following:

“6.2         Issuance of New Securities.

(a)           For so long as the TW Investors and their Affiliates beneficially own, directly or indirectly, at least 25% of the TW Shares (as adjusted for splits, combination of shares, reclassification, recapitalization or like changes in capitalization and whether such TW Shares are in the form of Class A Common Shares or Class B Common Shares), the Company shall not, without the consent of TW (which consent shall not be subject to the TW Voting Agreement), issue any Equity Securities (including, for the avoidance of doubt, any options, warrants, securities or other instruments that are directly or indirectly convertible into, or exercisable or exchangeable for, shares or other equity interests of the Company) other than (i) Class A Common Shares, (ii) options, warrants, restricted stock units and other similar securities exercisable for or convertible into Class A Common Shares which are issued to employees, officers, directors and consultants of the Company or any of its subsidiaries pursuant to employee benefit, stock option, stock option exchange and stock purchase plans maintained by the Company up to such amounts under such plans as are approved by the Board or (iii) to TW pursuant to the TW Subscription Agreement.

(b)           For so long as the RSL Investors and their Affiliates beneficially own, directly or indirectly, at least 25% of the Equity Securities (excluding the RSL Excluded Shares, and as adjusted for splits, combination of shares, reclassification, recapitalization or like changes in capitalization and whether such Equity Securities are in the form of Class A Common Shares or Class B Common Shares) held by them at the Closing Date, the Company shall not, without the consent of RSL Savannah, issue any Equity Securities (including, for the avoidance of doubt, any options, warrants, securities or other instruments that are directly or indirectly convertible into, or exercisable or exchangeable for, shares or other equity interests of the Company) other than (i) Class A Common Shares, (ii) options, warrants, restricted stock units and other similar securities exercisable for or convertible into Class A Common Shares which are issued to employees, officers, directors and consultants of the Company or any of its subsidiaries pursuant to employee benefit, stock option, stock option exchange and stock purchase plans maintained by the Company up to such amounts under such plans as are approved by the Board or (iii) to TW pursuant to the TW Subscription Agreement.”

5.         Section 6.3.  Section 6.3 of the Agreement shall be amended, effective as of the closing of the issuance and sale to TW of the TW Subscription Shares, by being replaced in its entirety with the following:

“6.3         Termination of Voting Rights and Proxy Access.

(a)           Upon the termination of the TW Voting Agreement, the agreements contained in Section 6.1 shall also be terminated.

(b)           To the extent the TW Investors meet the criteria in Bye-Law 58(2) of the Company’s Bye-Laws for shareholder proposals with respect to director nominees, the Company acknowledges that the TW Investors have provided timely notice under Bye-Law 58(2) with respect to future annual general meetings of shareholders of the Company, and special meetings of shareholders of the Company at which directors are elected, of the nomination by the TW Investors of Paul Cappuccio and Michael Del Nin (the “TW Nominees”) for election to the Board.  From the First Amendment Date until the conclusion of the Company’s first annual general meeting following the termination of the TW Voting Agreement, to the extent that the TW Investors collectively beneficially own at least 10% of the Class A Common Shares, and subject to timely delivery of satisfactory director and officer questionnaires of the TW Nominees (or such two other persons as may be designated by TW from time to time) and the fulfillment of the criteria for director nominees established by the Company’s Bye-Laws and its Corporate Governance/Nominating Committee (provided such nominees need not be independent), the Company agrees to designate the TW Nominees (or such two other persons as may be designated by TW from time to time who meet such criteria) as director nominees in the Company’s proxy statement and proxy card with respect to future annual general meetings of shareholders of the Company and special meetings of shareholders of the Company at which directors are elected, subject to the provisions of Section 6.3(c).

(c)           Notwithstanding anything to the contrary set forth herein, the Company shall not be required to take any action or enforce any agreement pursuant to this Section 6.3 if in the Company's reasonable judgment such action or the enforcement of such agreement would violate or result in the violation of any applicable Law.”

6.         Section 6.5.  Section 6.5 of the Agreement shall be amended, effective as of the closing of the issuance and sale to TW of the TW Subscription Shares, by being replaced in its entirety with the following:

“6.5           Limitations on Debt Provisions.  The Company shall not without the prior written consent of TW enter into any third party financing agreements or any other agreement (or amend any financing agreement or other agreement in existence on the Effective Date) pursuant to which the acquisition or beneficial ownership (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934) by any TW Investor of any Equity Securities would violate, conflict with, result in a breach of, or constitute a default (with or without notice or lapse of time or both) under, or give to others any rights of consent, termination, amendment or acceleration or cancellation of such debt.”

7.         Section 7.  Section 7 of the Agreement shall be amended, effective as of the closing of the issuance and sale to RSL of the RSL Subscription Shares, by inserting the following Section 7.6 after Section 7.5:

“7.6           RSL Preemptive Rights.   From the First Amendment Date until Outside Date (as defined in the TW Subscription Agreement), in the event no Time Warner Loans are drawn on or before such date, or otherwise until the 180th day following the Loan Disbursement Date, if the Company intends to issue Class A Common Shares to the public in a registered underwritten public offering, the Company shall give the RSL Investors written notice of such intention (including, to the extent possible, a copy of the prospectus included in the registration statement filed in respect of such public offering) describing, to the extent then known, the anticipated amount of Class A Common Shares (the “Offered Class A Shares”), range of prices, timing and other material terms of such offering.  The Company shall give such written notice no less than three (3) business days prior to the commencement of the marketing efforts with respect to such registered public offering, which notice shall constitute an offer to sell to the RSL Investors a portion of the Offered Class A Shares that would result in the RSL Investors beneficially owning (excluding the RSL Excluded Shares) 4.7% of the total outstanding Class A Common Shares, after giving effect to the registered underwritten public offering and the sale of any Designated Securities to TW Investors pursuant to Section 7.3 (the “RSL Designated Securities”).  An RSL Investor must exercise its respective purchase rights under this Section 7.6 prior to the commencement of marketing efforts with respect to such offering, which commencement shall not be earlier than three (3) business days following the delivery of written notice to the RSL Investors of such offering, by providing a binding indication of interest (which shall be subject to customary conditions with respect to the offering, including the pricing) of such RSL Investor to purchase the RSL Designated Securities within the range of prices and consistent with the other terms set forth in the Company’s notice to it.  In the event the pricing of the offering is not yet consummated, any binding indication of interest will expire after the second trading day subsequent to the anticipated pricing date set forth in the Company's notice.  If a RSL Investor exercises its respective purchase rights provided in this Section 7.6, the Company shall agree to sell to such RSL Investor, at the time of pricing of the offering, the RSL Designated Securities (as adjusted to reflect the actual size of such offering when priced) at the same price as the Class A Common Shares that are offered to the public.  Contemporaneously with the execution of any underwriting agreement entered into between the Company and the underwriters of an underwritten public offering, each such RSL Investor shall enter into an instrument in form and substance reasonably satisfactory to the Company acknowledging such RSL Investor’s binding obligation to purchase the RSL Designated Securities to be acquired by it.  The failure by any RSL Investor to provide a binding indication of interest with respect to a registered public offering of Offered Class A Shares shall constitute a waiver of the rights granted pursuant to this Section 7.6.  The rights granted pursuant to this Section 7.6 may be exercised once and, if waived, the Company will have no further obligations.  In connection with the exercise of the rights granted pursuant to this Section 7.6, each RSL Investor shall enter into customary lock-up agreements and registration rights waivers as any managing underwriter of such registered public offering may reasonably request.”

8.         Representations and Warranties.  Ronald S. Lauder hereby represents and warrants to TW that, as of the date hereof, he beneficially owns all of the equity interests in RSL Capital LLC.

9.         Execution and Delivery of Irrevocable Proxy.  Each TW Investor consents to the execution and delivery of the Irrevocable Proxy (as defined in the RSL Subscription Agreement) by RSL Savannah LLC.

10.       Joinder.  RSL Capital hereby agrees that upon execution of this Amendment, RSL Capital shall become a Party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement, as if RSL Capital had signed the Agreement and been an original party thereto. RSL Capital agrees that it shall be an “RSL Investor” for all purposes under the Agreement.

11.       Headings; Counterparts.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of or be taken into consideration in interpreting this Amendment.  This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and may be delivered by facsimile.

12.       Governing Law; Jurisdiction.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

13.       SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY, NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK (EACH, A "NEW YORK COURT"), AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF TO SUCH PARTY BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO SUCH PARTY AT ITS ADDRESS SPECIFIED IN SECTION 10.2 OF THE AGREEMENT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

14.       Continued Effectiveness.  It is the express intention of the parties hereto to ratify and reaffirm the terms and conditions of the Agreement, as amended pursuant to the terms of this Amendment.  Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.  In the event of any inconsistency between the provisions of the Agreement and the provisions of this Amendment, the provisions of this Amendment shall prevail.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Investor Rights Agreement to be executed by their duly authorized representatives as of the day and year first above written.

RSL SAVANNAH LLC

By:	/s/ Ronald S. Lauder
Name: Ronald S. Lauder
Title: Sole Member

RSL CAPITAL LLC

By:	/s/ Ronald S. Lauder
Name: Ronald S. Lauder
Title: Sole Member and President

RSL INVESTMENTS CORPORATION

By:	/s/ Ronald S. Lauder
Name: Ronald S. Lauder
Title: Chairman

/s/ Ronald S. Lauder
Ronald S. Lauder

[First Amendment to Investor Rights Agreement – Signature Page)]

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

By:	/s/ David Sach
Name: David Sach
Title: Chief Financial Officer

First Amendment to Investor Rights Agreement – Signature Page (cont.)]

TIME WARNER MEDIA HOLDINGS B.V.

By:	/s/ Steven Kapner
Name: Steven Kapner
Title: Director

First Amendment to Investor Rights Agreement – Signature Page (cont.)]